UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 20, 2022

Date of Report (Date of earliest event reported)

Mountain Crest Acquisition Corp. V

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41062	86-1768041
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 West 43rd Street, 12th Floor New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 493 6558

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCAG	The Nasdaq Stock Market LLC
Rights	MCAGR	The Nasdaq Stock Market LLC
Units	MCAGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Business Combination Agreement

On October 19, 2022, Mountain Crest Acquisition Corp. V, a Delaware corporation (“SPAC”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with AUM Biosciences Pte. Ltd., a private company limited by shares incorporated in Singapore, with company registration 201810204D (the “Company”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Based upon the execution of the Business Combination Agreement, the period of time for SPAC to complete a business combination under its certificate of incorporation is extended for a period of three months from November 16, 2022 to February 16, 2023. Additionally, SPAC may elect to extend the time to complete the business combination for another three-month period to May 16, 2023 by depositing certain funds into its trust account as set forth in its certificate of incorporation and its investment management trust agreement with Continental Stock Transfer & Trust Company.

Pursuant to the terms of the Business Combination Agreement, the Company will promptly incorporate a Cayman Islands exempted company as a direct wholly owned subsidiary of the Company (“Holdco”). Holdco upon incorporation will form a private company limited by shares incorporated in Singapore as a direct wholly owned subsidiary of Holdco (“Amalgamation Sub”) and a Delaware corporation as a direct wholly owned subsidiary of Holdco (“Merger Sub” and, together with Holdco and Amalgamation Sub, each, individually, an “Acquisition Entity” and, collectively, the “Acquisition Entities”). Each Acquisition Entity upon formation will become a party to the Business Combination Agreement as if a party on the date of execution thereof by signing a joinder agreement.

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (i) Amalgamation Sub will amalgamate with and into the Company (the “Amalgamation”) whereby the separate existence of Amalgamation Sub will cease and the Company will be the surviving corporation of the Amalgamation and become a direct wholly owned subsidiary of Holdco, and (ii) following confirmation of the effective filing of the Amalgamation but on the same day, Merger Sub will merge with and into SPAC (the “SPAC Merger” and together with the Amalgamation, the “Mergers”), the separate existence of Merger Sub will cease and SPAC will be the surviving corporation of the SPAC Merger and a direct wholly owned subsidiary of Holdco.

As a result of the Mergers, among other things, (i) all outstanding Company Shares will be cancelled in exchange for approximately 40 million Holdco Ordinary Shares valued at $10 per Holdco share, subject to closing adjustments, (ii) each outstanding SPAC Unit will be automatically detached, (iii) each unredeemed outstanding share of SPAC Common Stock will be cancelled in exchange for the right to receive one (1) Holdco Ordinary Share, and (iv) every ten (10) outstanding SPAC Rights will be cancelled and cease to exist in exchange for one (1) Holdco Ordinary Share.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of the parties, which will not survive the Closing. Many of the representations and warranties are qualified by materiality or Company Material Adverse Effect (with respect to the Company) or SPAC Material Adverse Effect (with respect to SPAC). “Material Adverse Effect” as used in the Business Combination Agreement means with respect to the Company or SPAC, as applicable, any event, state of facts, development, change, circumstance, occurrence or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (i) the business, assets and liabilities, results of operations or financial condition of the applicable party and its subsidiaries, taken as a whole or (ii) the ability of such party or any of its subsidiaries to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure letters to the Business Combination Agreement.

The Business Combination Agreement also contains pre-closing covenants of the parties, including obligations of the parties to operate their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of the other applicable parties, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into competing transactions, as further provided in the Business Combination Agreement. The covenants do not survive the Closing (other than those that are to be performed after the Closing).

SPAC and the Company agreed, as promptly as practicable after the execution of the Business Combination Agreement, to prepare and have Holdco file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 (as amended, the “F-4 Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the Holdco Ordinary Shares pursuant to the Business Combination Agreement, and containing a proxy statement/prospectus for the purpose of SPAC soliciting proxies from the stockholders of SPAC to approve the Business Combination Agreement, the Transactions and related matters (the “SPAC Stockholder Approval”) at a special meeting of SPAC stockholders (the “Stockholder Meeting”) and providing such stockholders an opportunity, in accordance with SPAC’s organizational documents and initial public offering prospectus, to have their shares of SPAC Common Stock redeemed (the “Redemptions”).

Holdco shall take all action within its power so that effective at the Closing, the entire board of directors of Holdco will consist of no less than 6 individuals, of whom (i) one (1) will be designated by SPAC, and (ii) five (5) will be designated by the Company, of which a majority must qualify as an “independent director” under stock exchange regulations applicable to Holdco, and which shall comply with all diversity requirements under applicable Law, each such director to hold office in accordance with the Holdco Governing Documents.

Conditions to the Parties’ Obligations to Consummate the Mergers

Under the Business Combination Agreement, the obligations of the parties to consummate (or cause to be consummated) the Transactions are subject to a number of customary conditions for special purpose acquisition companies, including, among others, the following: (i) the approval of the Mergers and the other stockholder proposals required to approve the Transactions by SPAC’s stockholders and the Company’s shareholders, (ii) all specified approvals or consents (including governmental and regulatory approvals) and all waiting or other periods have been obtained or have expired or been terminated, as applicable, (iii) the effectiveness of the F-4 Registration Statement, (iv) Holdco’s initial listing application with Nasdaq shall have been conditionally approved and, immediately following the Closing, Holdco shall satisfy any applicable initial and continuing listing requirements of Nasdaq and Holdco shall not have received any notice of non-compliance therewith, (v) the Holdco Ordinary Shares having been approved for listing on Nasdaq, subject to round lot holder requirements, and (vi) SPAC having a minimum of $5,000,001 of net tangible assets on its pro forma consolidated balance sheet after giving effect to the Closing.

The obligations of SPAC to consummate (or cause to be consummated) the Transactions are also subject to, among other things (i) the representations and warranties of the Company and of each Acquisition Entity being true and correct, subject to the materiality standards contained in the Business Combination Agreement, (ii) material compliance by the Company and each Acquisition Entity with its pre-closing covenants, and (iii) no Company Material Adverse Effect, (iv) obtaining all approvals, waivers or consents from any third parties set forth and described on Section 9.2(d) of the Company Disclosure Letter, (v) Holdco delivering to SPAC the Lock-Up Agreement duly executed by the shareholders representing at least 93% of outstanding Company Shares, which amount shall include all shareholders owning greater than one percent (1%) of Company Shares, (vi) the Company and the Acquisition Entities, as applicable, delivering to SPAC executed counterparts to the Ancillary Agreements to which they are a party, and (vii) Holdco being in material compliance with the applicable reporting requirements under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable.

The obligations of the Company to consummate (and cause to be consummated) the Transactions are also subject to, among other things (i) the representations and warranties of SPAC being true and correct, subject to the materiality standards contained in the Business Combination Agreement, (ii) material compliance by SPAC with its pre-closing covenants, subject to the materiality standards contained in the Business Combination Agreement, (iii) no SPAC Material Adverse Effect, (iv) SPAC delivering to the Company executed counterparts to the Ancillary Agreements to which it is a party, and (v) SPAC being in material compliance with the applicable reporting requirements under the Securities Act and the Exchange Act, as applicable.

Termination Rights

The Business Combination Agreement contains certain termination rights, including, among others, the following:

(a)       by mutual written consent of the Company and SPAC;

(b)       by written notice from the Company or SPAC to the other if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which has become final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions;

(c)       by written notice from the Company or SPAC to the other if the SPAC Stockholders’ Approval shall not have been obtained by reason of the failure to obtain the required vote at the SPAC Stockholder Meeting duly convened therefor or at any adjournment or postponement thereof;

(d)       by written notice from the Company or SPAC to the other if the Company Written Consent or the Company Ordinary Resolution shall not have been obtained within ten (10) Business Days after the Proxy/Registration Statement becomes effective;

(e)       prior to the Closing, by written notice to the Company from SPAC if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company or any Acquisition Entity set forth in the Business Combination Agreement, such that the conditions specified in certain sections of the Business Combination Agreement would not be satisfied at the Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company through the exercise of its reasonable best efforts, then, for a period of up to fifteen (15) days after receipt by the Company of notice from SPAC of such breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, or (ii) the Closing has not occurred on or before February 15, 2023 (the “Outside Date”), unless the SPAC is in material breach hereof;

(f)       prior to the Closing, by written notice to SPAC from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of SPAC set forth in the Business Combination Agreement, such that the conditions specified in certain sections of the Business Combination Agreement would not be satisfied at the Closing (a “Terminating SPAC Breach”), except that, if any such Terminating SPAC Breach is curable by SPAC through the exercise of its reasonable best efforts, then, for a period of up to fifteen (15) days after receipt by SPAC of notice from the Company of such breach (the “SPAC Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating SPAC Breach is not cured within the SPAC Cure Period or (ii) the Closing has not occurred on or before the Outside Date, unless the Company is in material breach hereof.

In the event of the termination of the Business Combination Agreement by SPAC for any reason and provided the Company is not in material breach of the Business Combination Agreement, SPAC shall be obligated to pay the Company a break-up fee of $1,750,000 (the “Break-up Fee”), within five (5) Business Days after termination of the Business Combination Agreement by SPAC.

The Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Business Combination Agreement.

Additional Agreements Executed In Connection With the Business Combination Agreement

Shareholder Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, SPAC, the Company and Key Company Shareholders entered into a voting and support agreement (the “Shareholder Support Agreement”), pursuant to which, among other things, certain Company Shareholders agreed not to transfer and will vote their Company Shares in favor of the Business Combination Agreement (including by execution of written resolutions), the Mergers and the other Transactions, effective at Closing. The Company Shareholders party to the Shareholder Support Agreement collectively have a sufficient number of votes to approve the Merger. The Shareholder Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the Closing or the termination of the Business Combination Agreement.

The Shareholder Support Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Shareholder Support Agreement.

Sponsor Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, SPAC, Sponsor, and the Company entered into a Sponsor Support Agreement , pursuant to which they agree that, among other things, Sponsor (i) will not transfer and will vote its shares of SPAC Common Stock or any additional shares of SPAC Common Stock it acquires prior to the SPAC Stockholder Meeting in favor of the Business Combination Agreement, the Mergers and the other Transactions and each of the Transaction Proposals, (ii) will not redeem any shares of SPAC Common Stock in connection with the SPAC Merger, and (iii) waives its anti-dilution rights under the SPAC Charter. The Sponsor Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the Closing or the termination of the Business Combination Agreement.

The Sponsor Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Sponsor Support Agreement.

Stock Purchase Agreement

In connection with the execution of the Business Combination Agreement, the Sponsor and the Company entered into a stock purchase agreement, dated October 19, 2022 (the “Stock Purchase Agreement”), pursuant to which the Company purchased 100,000 shares of SPAC Common Stock (the “SPAC Shares”) from the Sponsor for a purchase price of $1,000,000. Subject to the satisfaction of conditions set forth in the Stock Purchase Agreement, the Sponsor shall cause the SPAC Shares to be transferred to the Company upon the Closing of the business combination.

Additional Agreements to be Executed at Closing

Lock-Up Agreement

Pursuant to the terms of the Business Combination Agreement, the Company has agreed that it will cause certain shareholders of representing at least 93% of outstanding Company Shares, which amount shall include all shareholders owning greater than one percent (1%) of Company Shares, to enter into a Lock-Up Agreement (the “Lock-Up Agreement”) with Holdco to be effective at the Closing, pursuant to which the securities of Holdco held by such shareholders will be locked-up and subject to transfer restrictions for a period of time following the Closing , as described below, subject to certain exceptions. The securities held by such shareholders will be locked-up until the six-month anniversary of the date of the Closing, during which time 50% of such securities shall be subject to early release if the closing price of the shares equals or exceeds $12.50 per share for any 20 trading days within any 30 trading day period following the Closing.

A form of the Lock-Up Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Lock-Up Agreement.

Amended and Restated Registration Rights Agreement

At the Closing, SPAC, Holdco, the Company, certain holders of Company Shares, certain shareholders of SPAC Common Stock, and the holders of the private SPAC Units will enter into an Amended and Restated Registration Rights Agreement pursuant to which, among other things, Holdco will provide the above holders with certain rights relating to the registration for resale of the Holdco Ordinary Shares that they will receive at Closing.

A form of the Amended and Restated Registration Rights Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the form of the Amended and Restated Registration Rights Agreement.

Item 7.01. Regulation FD Disclosure

On October 20, 2022, SPAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. Notwithstanding the foregoing, information contained on the websites of SPAC, the Company or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of SPAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between SPAC and the Company. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, SPAC and the Company intend to cause Holdco to file relevant materials with the SEC, including the F-4 Registration Statement, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all SPAC stockholders. SPAC and Holdco will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of SPAC are urged to read the F-4 Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SPAC through the website maintained by the SEC at www.sec.gov or by directing a request to SPAC to 311 West 43rd Street, 12th Floor, New York, NY 10036 or via email at sliu@mcacquisition.com.

Participants in the Solicitation

SPAC, Holdco and the Company, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from SPAC’s stockholders in connection with the proposed transaction. Information about SPAC’s directors and executive officers and their ownership of SPAC’s securities is set forth in SPAC’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SPAC, Holdco or the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. SPAC’s and the Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, SPAC’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside SPAC’s and the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the outcome of any legal proceedings that may be instituted against SPAC and the Company following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of SPAC and the Company, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of the COVID-19 pandemic on the Company’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain the listing of Holdco’s ordinary shares on Nasdaq following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that SPAC or the Company may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to the Company; (13) risks related to the organic and inorganic growth of the Company’s business and the timing of expected business milestones; (14) the amount of redemption requests made by SPAC’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of SPAC for its initial public offering and the Registration Statement relating to the proposed business combination, including those under “Risk Factors” therein, and in SPAC’s other filings with the SEC. SPAC cautions that the foregoing list of factors is not exclusive. SPAC and the Company caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SPAC and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1*	Business Combination Agreement, dated as of October 19, 2022, by and between SPAC and the Company.
10.1	Shareholder Support Agreement, dated as of October 19, 2022, by and among SPAC, the Company and certain shareholders of the Company.
10.2	Sponsor Support Agreement, dated as of October 19, 2022, by and among SPAC, the Company and certain holders of SPAC’s common stock.
10.3	Form of Lock-up Agreement.
10.4	Form of Amended and Restated Registration Rights Agreement.
99.1	Joint Press Release, dated October 20, 2022.
104	Cover Page Interactive Data File (formatted as inline XBRL).

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). SPAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2022

MOUNTAIN CREST ACQUISITION CORP. V

By:	/s/ Suying Liu
Name:	Suying Liu
Title:	Chief Executive Officer